UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2006

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CITIZENS BANCORP OF VIRGINIA, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-50576 (Commission File Number)	20-0469337 (I.R.S. Employer Identification No.)

126 South Main Street Blackstone, Virginia (Address of principal executive offices)	23824 (Zip Code)

Registrant’s telephone number, including area code: (434) 292-7221

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

The Company issued a press release dated May 19, 2006 (the “Company”) announcing the retirement of Joseph M. H. Irby as Chairman of the Board of Directors after 34 years of service in that position.  Mr. Irby will remain on the Board of Directors. The Company also announced the election of Roy C. Jenkins, Jr., as Chairman of the Board of Directors and Samuel H. West as Vice-Chairman of the Board.  Mr. Jenkins has been a director since 1982, and Mr. West has been a director since 1994 and is Chairman of the Audit Committee.  The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

99.1

Press Release dated May 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCORP OF VIRGINIA, INC.

(Registrant)

Dated:  May 22, 2006

By:

/s/ Joseph D. Borgerding

Joseph D. Borgerding
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated May 19, 2006.